SUMMARY PROSPECTUS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

MODERATE ALLOCATION FUND

MAY 1, 2018

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-574-9267, by sending an e-mail request to mutualofamerica@rrd.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2018, are incorporated by reference into this summary prospectus.

Investment Objective. The Fund seeks capital appreciation and current income.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. The expenses shown do not include Separate Account expenses which would increase costs if included.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.26%

Total Annual Fund Operating Expenses	0.28%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$29	$91	$159	$361

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was 12.05% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests both in equity and fixed income shares of other funds of the Investment Company (“IC Funds”).

•	The Fund’s target allocation currently is approximately 60% of net assets in equity IC Funds and approximately 40% of net assets in fixed income IC Funds.

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE, NEW YORK, NY 10022-6839

www.mutualofamerica.com

•	The Fund seeks to maintain approximately 35% of its net assets in the Equity Index Fund, approximately 15% of its net assets in the Mid-Cap Equity Index Fund and approximately 10% of its net assets in the International Fund.

•	The Fund seeks to maintain approximately 25% of its net assets in the Bond Fund and approximately 15% of its nets assets in the Mid-Term Bond Fund.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

•	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

•	Underlying Fund risk: A Fund’s ability to achieve its investment objective will depend largely on the performance of the selected underlying funds. There can be no assurance that either the Fund or the underlying funds will achieve its investment objective. A Fund is subject to the same risks as the underlying funds in which it invests. The Fund generally invests 60% of its assets in equity IC Funds and 40% of its assets in fixed income IC Funds; therefore the Fund is subject to both equity and fixed income risk. These risks include Market, Credit, Large Cap, Mid-Cap, Stock, Fixed Income and Foreign Investment risks, which are described in more detail in the “Principal Risks” section of the prospectus.

•	Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small capitalization stock or any stock that trades “over-the-counter,” than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

•	Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

•	Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a price equal to their value.

•	Fixed Income risk: The value of your investment will go up or down depending on movements in the bond markets.

•	Investment management risk: The Fund’s investment results may differ from the results of a comparable bond market and from the results of other funds that invest in the same types of securities or particular debt securities.

•	Interest rate risk: Fixed income securities have an inverse relationship to interest rates, such that as interest rates rise, bond values decrease, and the Fund faces a heightened level of interest rate risk under current conditions because interest rates are near historically low levels.

•	Corporate Debt risk: During periods of economic uncertainty, the value of corporate debt securities may decline relative to the value of U.S. government debt securities. Debt obligations are subject to the risk that issuers may not be able to pay off the principal and interest when due.

•	Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

•	Call Risk: When interest rates decline, an issuer may have an option to call the securities before maturity, resulting in reduced income.

•	Non-investment grade debt risk: Non-investment grade debt obligations, known as “junk bonds,” have a higher risk of default and tend to be less liquid than higher-rated securities.

•	Liquidity risk: The prices of debt securities may be subject to significant volatility, particularly as markets become less liquid due to limited dealer inventory of corporate bonds.

•	Extension risk: Mortgage-related and other asset-backed securities are subject to the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise, and this may negatively affect fund returns.

•	Mortgage risk: The duration of mortgage-related securities and interest rates tend to move together. As interest rates rise, the duration of mortgage-related securities extends and as interest rates fall, mortgage-related securities are often prepaid at a faster rate. Because of interest rate changes, it is not possible to predict the realized yield or average life of a mortgage-backed security.

•	Zero Coupon risk: Zero coupon securities and discount notes do not pay interest prior to maturity and therefore may be more difficult to resell during periods of interest rate changes. The market value of debt securities declines as interest rates rise; therefore the Fund may lose value if it sells zero coupon securities prior to their maturity date. The longer the remaining term to maturity, the greater impact interest rate changes will have on the value of the security.

•	International Fund risk: The Fund is subject to the risks of investing in securities that trade in foreign markets, including changes in currency or exchange rates, and economic and political trends in foreign countries. Domestic equities indices could outperform the MSCI EAFE Index for periods of time. The International Fund, in which the Fund invests, may invest substantially all or a significant portion of its assets in ETFs.

•	Allocation Fund risk:

•	The value of your investment will go up or down depending on movements in the asset classes (stocks, bonds, money market instruments) in which the Fund invests.

•	Performance of some asset classes may offset performance of others, such as stocks and bonds.

•	Because the Allocation Fund holds both stocks and bonds, the Fund’s performance may be lower than that of equity funds or fixed income funds as the performance of stocks and bonds fluctuate.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and the life of the Fund compare to those of certain broad-based, unmanaged indices for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

The performance information for the Fund includes historical performance of the Fund for periods prior to May 1, 2014. As of May 1, 2014, the Fund adopted the Fund’s current asset allocation as set forth in the Fund’s Principal Investment Strategies. The Fund’s performance prior to May 1, 2014 may have been different had the Fund used the current strategy prior to that date.

The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown. Updated performance information is available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

The information in the average annual total returns table shows how the Fund’s performance compares with the returns of two indices that correspond to the equity and fixed income portions of the Fund, respectively:

(1)	The S&P 500® and S&P 500® Index refer to the Standard & Poor’s 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500®.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index represents U.S. fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features and a rating of “Baa” or higher (investment grade) by a nationally recognized statistical rating agency.

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Second quarter 2009	10.93%
Worst	Fourth quarter 2008	(12.17)%

Average Annual Total Returns (for periods ended December 31, 2017)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
Moderate Allocation Fund	13.72%	9.13%	6.99%
S&P 500® Index	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
(Indices reflect no deduction for fees and expenses)

Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.

Portfolio Manager. The Fund has been managed by Joseph R. Gaffoglio, Executive Vice President of the Adviser, since 2014.

For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the Aggressive Allocation Fund’s summary section on page 106.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.

Tax Information. The Funds sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Funds are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchases of the Separate Accounts, see the Separate Account prospectus.

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